Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Snyder Communications, Inc. of our report dated May 30, 1997, relating to the financial statements of Brann Holdings Limited, which appears on pages F-41 and F-75 of the Snyder Communications, Inc Registration Statement Amendment No. 5 to Form S-4 (Registration No. 333-81749).



                                                 PRICE WATERHOUSE


Price Waterhouse
Chartered Accountants and Registered Auditors
Bristol, England


November 11, 1999